UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21 2010
CAPITAL GROWTH SYSTEMS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida	0-30831	65-0953505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 S. Wacker, Suite 1650, Chicago, Illinois 60606
(Address of Principal Executive Offices, Including Zip Code)

(312) 673-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.            Other Events.

Capital Growth Systems, Inc. (CGSYQ.OB) (the “Company”), together with its wholly owned subsidiaries Global Capacity Direct, LLC, Global Capacity Group, Inc., CentrePath, Inc., FNS 2007, Inc., 20/20 Technologies, Inc., 20/20 Technologies I, LLC, Global Capacity Holdco, LLC, Nexvu Technologies, LLC, Capital Growth Acquisition, Inc. (each a “Debtor” and collectively with the Company, the “Debtors”) are presently subject to Bankruptcy Court proceedings in the U.S. Bankruptcy Court, District of Delaware.  The Debtors commenced the auction for the sale of the Debtors’ assets as scheduled on October 21, 2010.  The bidding process was commenced but not concluded.  The auction will be reconvened in New York City at the offices of Olshan Grundman on Monday, October 25, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2010

CAPITAL GROWTH SYSTEMS, INC.

By:	/s/Patrick C. Shutt
Patrick C. Shutt
CEO